Segments	12 Months Ended
Dec. 31, 2025
Segments [Abstract]
SEGMENTS

NOTE 16:- SEGMENTS

The Company operates as one operating segment. The Company’s chief operating decision maker (“CODM”) is its chief executive officer, manages the Company’s business activities as a single operating and reportable segment at the consolidated level. Accordingly, our CODM uses consolidated net income to measure segment profit or loss, allocate resources and assess performance based on consolidated net income which is consistent with the basis the consolidated statements of operations are presented.

Major Customers:

The Company derives a significant portion of its revenue from a limited number of customers.

During the reported periods, there were four customers, each representing more than 10% of the total sales.

The revenues from these customers are as follows: